SCHEDULE II

                                      INFORMATION WITH RESPECT TO
                           TRANSACTIONS EFFECTED DURING THE PAST SIXTY DAYS OR SINCE THE MOST RECENT FILING ON SCHEDULE 13D (1)

                                             SHARES PURCHASED        AVERAGE
                                  DATE            SOLD(-)             PRICE(2)

           COMMON STOCK-GEN CIGAR HLDG INC A

          GAMCO INVESTORS, INC.
                                10/15/99            4,000             6.5000
                                10/14/99            1,500             6.6442
                                10/14/99            5,000             6.6442
                                10/13/99           10,000             6.5000
                                10/11/99            7,500             6.5000
                                10/08/99              500             6.5000
                                10/08/99            5,000             6.7375
                                10/07/99            3,000             6.4375
                                10/07/99           57,000             6.3783
                                 9/30/99           10,000             6.9063
                                 9/20/99           10,000             6.8125
                                 9/02/99            1,000-            6.1875
                                 8/17/99            2,000             6.9375
          GABELLI ADVISERS, INC.
                                10/07/99            2,000             6.5500
          GABELLI FUNDS, LLC.
               THE GABELLI VALUE FUND,INC.
                                10/13/99            6,000             6.5500
               THE GABELLI SMALL CAP GROWTH FUND
                                10/15/99            1,900             6.6750
                                10/14/99           13,100             6.6344
                                10/07/99           12,000             6.5500
               THE GABELLI ASSET FUND
                                 9/30/99            5,000             6.7750










          (1) UNLESS OTHERWISE INDICATED, ALL TRANSACTIONS WERE EFFECTED ON THE NYSE.

          (2) PRICE EXCLUDES COMMISSION.